[logo]PIONEER

Pioneer Gold Shares

SEMIANNUAL REPORT 4/30/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                           1
Portfolio Summary                                                  2
Performance Update                                                 3
Portfolio Management Discussion                                    6
Schedule of Investments                                            9
Financial Statements                                              11
Notes to Financial Statements                                     17
Report of Independent Public Accountants                          23
Trustees, Officers and Service Providers                          24
The Pioneer Family of Mutual Funds                                25
Retirement Plans from Pioneer                                     26
Programs and Services for Pioneer Shareowners                     28

Pioneer Gold Shares

LETTER FROM THE CHAIRMAN 4/30/99

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Gold Shares, covering the six months ended April 30, 1999. I thank you for your confidence in Pioneer and appreciate this opportunity to discuss the investing environment and the factors that affected gold-related investments.

A strong economy and a soaring equity market prevailed in the United States over the last six months. Despite this unfriendly environment for gold, the precious metal showed signs of life late in the period when rising commodity prices triggered fears of inflation.

Pioneer Gold Shares invests almost exclusively in gold and gold-oriented companies.Your fund benefits when the price of gold rises and feels the consequences when it drops; it is more dramatically affected by price fluctuations than funds that also invest in commodities other than gold. Changes in other industries have little effect on the Fund. The integrity of our investment focus goes hand in hand with the other fundamentals we consider important - value, perseverance and diversification. By remaining true to the Fund's investment objective, we help investors make accurate decisions when allocating their investing dollars. There is little certainty in investing, but our shareowners can count on Pioneer Gold Shares to invest in the gold industry, using our expertise in this area.

I encourage you to read on to learn more about Pioneer Gold Shares and your investment team's strategy. For more detailed information please read the portfolio management discussion with Michael Bradshaw. If you have questions about your Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.



Respectfully,


/S/ John F. Cogan, Jr.


John F. Cogan, Jr.
Chairman and President

Pioneer Gold Shares

PORTFOLIO SUMMARY 4/30/99


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]
International Common Stocks                  51%
U.S. Common Stocks                           25%
Depositary Receipts for International
     Stocks                                  17%
Short-Term Cash Equivalents                   7%



Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]
Canada              45%
United States       27%
South Africa        13%
Australia            8%
Ghana                4%
Papua New Guinea     3%



10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)



1. Barrick Gold Corp.              6.97%  6. Freeport-McMoRan Copper
                                             & Gold Inc.                 4.76%
2. Getchell Gold Corp.             5.76   7. Placer Dome, Inc.           4.73
3. Euro-Nevada Mining Corp.        5.54   8. Anglogold Ltd. (A.D.R.)     4.63
4. Newmont Mining Corp.            5.14   9. Goldcorp Inc.               4.39
5. Franco-Nevada Mining Corp. Ltd. 4.87  10. Meridian Gold Inc.          4.28


Fund holdings will vary for other periods.

Pioneer Gold Shares


PERFORMANCE UPDATE 4/30/99                                       CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                     4/30/99      10/31/98
                              $4.53        $4.58

Distributions per Share       Income       Short-Term        Long-Term
(10/31/98 - 4/30/99)          Dividends    Capital Gains     Capital Gains
                                   -              -                -


Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of April 30, 1999)

             Net Asset     Public Offering
Period         Value          Price*
Life-of-Fund   -4.04%          -4.68%
(7/25/90)
5 Years        -9.11          -10.18
1 Year        -18.52          -23.22



* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[MOUNTAIN CHART]
Growth of $10,000

               Pioneer Gold Shares*     Standard & Poor's 500 Index
7/25/90              9425                         10000
                     7614                          8620
4/91                 7329                         10824
                     7643                         11500
                     6691                         12339
                     7207                         12644
4/93                 9170                         13478
                    10660                         14531
                    10588                         14196
                    11376                         15091
4/95                10688                         16668
                     9743                         19075
                    12680                         21697
                    11190                         23663
4/97                 9482                         27144
                     8366                         31254
                     8061                         38286
                     6640                         38131
4/99                 6568                         46637

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Gold Shares

PERFORMANCE UPDATE 4/30/99                                       CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                     4/30/99      10/31/98
                              $4.34        $4.41

Distributions per Share       Income       Short-Term        Long-Term
(10/31/98 - 4/30/99)          Dividends    Capital Gains     Capital Gains
                                   -              -                -


Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.



Average Annual Total Returns
(As of April 30, 1999)

                  If        If
Period           Held    Redeemed*
Life-of-Fund   -10.77%   -10.95%
(4/4/94)
5 Years         -9.88    -10.06
1 Year         -19.33    -22.56


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[MOUNTAIN CHART]
Growth of $10,000

               Pioneer Gold Shares*     Standard & Poor's 500 Index
4/4/94              10000                         10000
                     9438                         10299
                     9413                         10545
10/94               10077                         10949
                     8059                         10984
4/95                 9464                         12093
                     9719                         13293
10/95                8595                         13839
                    11111                         15224
4/96                11124                         15741
                     9974                         15491
10/96                9770                         17168
                     9049                         19228
4/97                 8248                         19693
                     7924                         23561
10/97                7252                         22675
                     6140                         24398
4/98                 6955                         27777
                     4874                         28106
10/98                5701                         27664
                     5158                         32327
4/99                 5555                         33836


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Gold Shares

PERFORMANCE UPDATE 4/30/99                                       CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                     4/30/99      10/31/98
                              $4.35        $4.42

Distributions per Share       Income       Short-Term        Long-Term
(10/31/98 - 4/30/99)          Dividends    Capital Gains     Capital Gains
                                   -              -                -


Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of April 30, 1999)

                  If        If
Period           Held    Redeemed*
Life-of-Fund   -18.90%   -18.90%
(1/31/96)
1 Year         -19.14    -19.14



* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

[MOUNTAIN CHART]
Growth of $10,000

               Pioneer Gold Shares*     Standard & Poor's 500 Index
1/96                10000                         10000
4/96                10000                         10340
                     8966                         10175
10/96                8793                         11277
                     8144                         12630
4/97                 7423                         12935
                     7132                         15476
10/97                6539                         14894
                     5526                         16026
4/98                 6259                         18245
                     4386                         18462
10/98                5142                         18171
                     4642                         21234
4/99                 5061                         22225

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Gold Shares

PORTFOLIO MANAGEMENT DISCUSSION 4/30/99

The U.S. stock market continued to draw investors away from commodity-based investments, including gold, over the six months ended April 30, 1999. In the following discussion, Michael P. Bradshaw, Pioneer Gold Shares' portfolio manager, talks about this trend and the other factors that affected the Fund over the period. Michael is responsible for the day-to-day management of the Fund and is supported by the portfolio managers and analysts on Pioneer's core value team.

Q:  Gold prices bounced back in March. Did the Fund's performance also improve?

A: Yes, the rally helped offset losses from the first months of the period. The Fund's Class A shares returned -1.09% at net asset value for the six months. Class B shares and Class C shares returned -1.59% and -1.58%, respectively. Even so, the Fund did lag other funds. The 44 gold-oriented funds tracked by Lipper, Inc. had an average return of 2.81% for the same period. (Lipper is an independent research firm that tracks mutual fund performance.) The Fund's overweighting in large companies - for example Placer Dome and Homestake Mining - had a significant impact on its performance. Several of these companies made acquisitions over the period, temporarily diluting their assets, which led to a decrease in their share price.

Q: How did the announcement by the U. K. Treasury that it planned to sell a portion of its gold reserves affect the market for gold?

A: As with any commodity, supply and demand play a major role in determining price. This announcement caused the price of gold to drop almost immediately in response to the perceived excess of gold. While we think the market can easily absorb the temporary excess, the price of gold will be under pressure in the short term until the initial sale is completed.

Pioneer Gold Shares


Q:  Did the Fund benefit from the period's rise in commodity prices?

A: Eventually it did, but not until gold prices moved up. At first, only funds with exposure to nickel, copper and aluminum benefited. However, as commodity prices continued to rise through the period, they began to fan investors' fears of wider-ranging inflation. Traditionally, investors have looked to gold in inflationary times as protection against uncertain market prices. This triggered an increase in demand for gold and perked up the price of gold and gold-related companies. Ultimately this helped the Fund outperform the average of its Lipper peers in March.

Q: Which holdings helped Pioneer Gold Shares benefit from the fear of inflation?

A: Primarily its holdings in liquid, fundamentally strong companies that have high visibility to the general market. These are some of the first places nervous investors turn when economic news is unfavorable. Positions such as Gold Fields and Newmont Mining helped boost performance in April. These companies benefited because they do not hedge their gold production. They don't lock in guaranteed prices for their gold, so their profits rise and fall more dramatically with changes in gold prices.

Q:  Did the companies created by mergers help the Fund at all?

A: Early in the period, many of our larger holdings bought smaller companies, and that hurt performance. The market often reacts negatively to the acquirer in these transactions. Barrick Gold, whose price declined when it purchased Sutton Resources, is evidence of this. After Placer Dome's takeover bid for Getchell Gold, it too saw its stock price fall. Later on, however, these holdings rebounded when investors instinctively looked to large companies as a hedge against market volatility.

Pioneer Gold Shares

PORTFOLIO MANAGEMENT DISCUSSION 4/30/99                              (continued)



Q: The portfolio remains relatively unchanged. Did you make any additions or deletions?

A: We did not make a lot of changes to portfolio holdings over the period. We kept our focus on large, liquid, familiar names with a mix of smaller, efficient producers. Our only major change was the addition of DeBeers Consolidated Mines. We bought this South African gold and diamond company because it was a good value; its shares were trading at a nine-year low and its prospects seemed to be improving. This turned out to be a wise choice - diamond sales have increased, contributing to DeBeers' bottom line. For the period, the holding returned 66%. We reduced the position in one of the Fund's smaller holdings, Lihir Gold, due to operational problems at its mine.

Q:  What is your outlook for gold and Pioneer Gold Shares?

A: Inflationary fears will continue to have the largest impact on gold. As investors speculate about whether or not inflation will increase, some will look to gold as a hedge. Uncertainty about the Year 2000 is another factor that may lead some investors to gold. Also, demand has picked up in Asia. These circumstances should bode well for gold and your Fund. On the negative side, however, more selling by the United Kingdom or other Central banks would put a damper on gold prices and gold stocks. In either case, it is important for investors to keep in mind that investing in a narrow sector - such as the gold industry - is inherently volatile, whether the market is moving up or down.

Pioneer Gold Shares

SCHEDULE OF INVESTMENTS 4/30/99


    Shares                                                                      Value
               COMMON STOCKS - 92.7%
               Precious Metals - 92.7%
               Australia - 7.3%
     287,700   Newcrest Mining Ltd.*                                   $      660,637
   1,301,982   Normandy Mining Ltd.                                         1,128,678
     110,000   Sons of Gwalia NL                                              331,351
                                                                       --------------
                                                                       $    2,120,666
                                                                       --------------

               Canada - 41.8%
     173,000   Agnico-Eagle Mines Ltd.                                 $    1,059,625
      92,742   Barrick Gold Corp.                                           1,866,432
     163,000   Cambior, Inc.                                                  660,376
      86,800   Euro-Nevada Mining Corp.                                     1,485,364
      67,500   Franco-Nevada Mining Corp. Ltd.                              1,305,556
     195,000   Goldcorp Inc.*                                               1,176,729
     384,000   Kinross Gold Ltd.*                                             855,967
     200,000   Meridian Gold Inc.*                                          1,145,405
      89,800   Placer Dome, Inc.                                            1,268,425
      74,300   Teck Corp. (Class B)                                           652,291
     346,650   TVX Gold Inc.*                                                 411,647
     177,400   Viceroy Resources Corp.*                                       200,761
                                                                       --------------
                                                                       $   12,088,578
                                                                       --------------

               Ghana - 3.9%
     125,000   Ashanti Goldfields Co., Ltd. (G.D.R.)                   $    1,125,000
                                                                       --------------


               Papua New Guinea - 2.5%
      39,100   Lihir Gold Ltd. (A.D.R.)*                               $      719,684
                                                                       --------------


               South Africa - 12.3%
      17,915   Anglo American Platinium Corp. (A.D.R.)                 $      317,991
      51,899   Anglogold Ltd. ( A.D.R.)                                     1,239,089
      25,000   De Beers Consolidated Mines Ltd. (A.D.R.)                      612,500
      93,900   Driefontein Consolidated Ltd. (A.D.R.)                         381,469
      64,500   Gold Fields Ltd.                                               396,434
      98,147   Gold Fields Ltd. (A.D.R.)                                      606,058
                                                                       --------------
                                                                       $    3,553,541
                                                                       --------------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Gold Shares

SCHEDULE OF INVESTMENTS 4/30/99                                      (continued)


    Shares                                                                      Value
               United States - 24.9%
     233,736   Battle Mountain Gold Co.                                $      657,383
      87,600   Freeport-McMoRan Copper & Gold Inc.                          1,275,675
      45,250   Getchell Gold Corp.*                                         1,544,156
     160,095   Hecla Mining Co.*                                              480,285
      80,910   Homestake Mining Co.                                           773,702
      57,180   Newmont Mining Corp.                                         1,375,894
      38,000   Stillwater Mining Co.*                                       1,075,875
                                                                       --------------
                                                                       $    7,182,970
                                                                       --------------

               Total Precious Metals                                   $   26,790,439
                                                                       --------------

               TOTAL COMMON STOCKS
               (Cost $36,144,723)                                      $   26,790,439
                                                                       --------------

  Principal
   Amount
               TEMPORARY CASH INVESTMENT -  7.3%
               Repurchase Agreement - 7.3%

  $2,100,000   Credit Suisse First Boston Group, Inc., 4.82%, dated
               4/30/99, repurchase price of $2,100,000 plus accrued
               interest on 5/3/99, collaterized by $2,177,000 U.S.
               Treasury Notes, 11.125%, 9/9/99                         $    2,100,000
                                                                       --------------

               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $2,100,000)                                       $    2,100,000
                                                                       --------------

               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $38,244,723) (a) (b)                              $   28,890,439
                                                                       --------------

*   Non-income producing security.

(a) At April 30, 1999, the net unrealized loss on investments based on cost for federal income tax purposes of $38,515,147 was as follows:

      Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                    $   3,290,682
      Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                      (12,915,390)
                                                                       --------------
      Net unrealized loss                                              $  (9,624,708)
                                                                       --------------


(b) At October 31, 1998, the Fund had a capital loss carryforward of $6,670,781 which which will expire between 2004 and 2005 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1999 aggregated $3,074,673 and $4,361,493, respectively.

10    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

BALANCE SHEET 4/30/99

ASSETS:
    Investment in securities, at value (including temporary cash investment
      of $2,100,000) (cost $38,244,723)                                $  28,890,439
    Cash                                                                         585
    Receivables -
      Investment securities sold                                             608,902
      Fund shares sold                                                       480,632
      Dividends, interest and foreign taxes withheld                          35,524
    Other                                                                      3,795
                                                                       --------------
      Total assets                                                     $  30,019,877
                                                                       --------------

LIABILITIES:
    Payables -
      Investment securities purchased                                  $     815,000
      Fund shares repurchased                                                144,792
      Forward foreign currency settlement hedge contracts - net                  938
    Due to affiliates                                                         18,864
    Accrued expenses                                                          62,792
    Other                                                                     24,331
                                                                       --------------
      Total liabilities                                                $   1,066,717
                                                                       --------------

NET ASSETS:
    Paid-in capital                                                    $  46,846,480
    Accumulated net investment loss                                          (64,389)
    Accumulated net realized loss on investments
      and foreign currency transactions                                   (8,475,751)
    Net unrealized loss on investments                                    (9,354,284)
    Net unrealized gain on forward foreign currency
      contracts and other assets and liabilities
      denominated in foreign currencies                                        1,104
                                                                       --------------
        Total net assets                                               $  28,953,160
                                                                       --------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
    Class A (based on $20,506,937/4,530,597 shares)                    $        4.53
                                                                       --------------
    Class B (based on $5,273,066/1,213,597 shares)                     $        4.34
                                                                       --------------
    Class C (based on $3,173,157/730,084 shares)                       $        4.35
                                                                       --------------

MAXIMUM OFFERING PRICE:
    Class A                                                            $        4.81
                                                                       --------------



The accompanying notes are an integral part of these financial statements.    11

Pioneer Gold Shares

STATEMENT OF OPERATIONS

For the Six Months Ended 4/30/99

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $8,719) $    165,883
   Interest                                                  36,241
                                                      ---------------
      Total investment income                                          $     202,124
                                                                       ---------------

EXPENSES:
   Management fees                                    $      90,220
   Transfer agent fees
      Class A                                                50,387
      Class B                                                13,272
      Class C                                                 5,166
   Distribution fees
      Class A                                                25,134
      Class B                                                26,911
      Class C                                                11,355
   Administrative fees                                       18,512
   Custodian fees                                            10,401
   Registration fees                                         35,050
   Professional fees                                          9,447
   Printing                                                  17,349
   Fees and expenses of nonaffiliated trustees               12,638
   Miscellaneous                                              4,001
                                                      ---------------
      Total expenses                                                   $     329,843
      Less management fees waived by
        Pioneer Investment Management, Inc.                                  (60,615)
      Less fees paid indirectly                                               (2,715)
                                                                       ---------------
      Net expenses                                                     $     266,513
                                                                       ---------------
        Net investment loss                                            $     (64,389)
                                                                       ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss from:
      Investments                                     $  (1,528,279)
      Other assets and liabilities denominated
        in foreign currencies                                  (174)   $  (1,528,453)
                                                      ---------------  ---------------
   Change in net unrealized loss from:
      Investments                                     $   1,006,611
      Other assets and liabilities denominated
        in foreign currencies                                 1,104    $   1,007,715
                                                      ---------------  ---------------
      Net loss on investments and foreign
        currency transactions                                          $    (520,738)
                                                                       ---------------
      Net decrease in net assets resulting from operations             $    (585,127)
                                                                       ---------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 4/30/99 and the Year Ended 10/31/98


                                                       Six Months Ended   Year Ended
FROM OPERATIONS:                                            4/30/99        10/31/98
Net investment loss                                    $      (64,389) $    (150,412)
Net realized loss on investments and foreign
   currency transactions                                   (1,528,453)    (5,986,765)
Change in net unrealized loss on investments
   and foreign currency transactions                        1,007,715     (1,125,292)
                                                       --------------  -------------
      Net decrease in net assets resulting
        from operations                                $     (585,127) $  (7,262,469)
                                                       --------------  -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $   19,339,716  $  37,465,357
Cost of shares repurchased                                (19,788,654)   (35,280,659)
                                                       --------------  -------------
      Net increase (decrease) in net assets resulting
        from fund share transactions                   $     (448,938) $   2,184,698
                                                       --------------  -------------
      Net decrease in net assets                       $   (1,034,065) $  (5,077,771)

NET ASSETS:
Beginning of period                                        29,987,225     35,064,996
                                                       --------------  -------------
End of period (including accumulated net investment
   loss of $64,389 and $0, respectively)               $   28,953,160  $  29,987,225
                                                       --------------  -------------


CLASS A                     '99 Shares     '99 Amount     '98 Shares    '98 Amount
Shares sold                  3,555,475   $  15,713,987     6,077,334   $  27,988,973
Less shares repurchased     (3,715,442)    (16,225,220)   (6,348,644)    (29,453,462)
                            ----------   -------------    ----------   -------------
    Net decrease              (159,967)  $    (511,233)     (271,310)  $  (1,464,489)
                            ----------   -------------    ----------   -------------

CLASS B
Shares sold                    460,967   $   1,899,591     1,457,789   $   6,710,001
Less shares repurchased       (609,257)     (2,502,619)   (1,057,167)     (4,761,178)
                            ----------   -------------    ----------   -------------
    Net increase (decrease)   (148,290)  $    (603,028)      400,622   $   1,948,823
                            ----------   -------------    ----------   -------------

CLASS C
Shares sold                    421,667   $   1,726,138       614,931   $   2,766,383
Less shares repurchased       (258,230)     (1,060,815)     (232,370)     (1,066,019)
                            ----------   -------------    ----------   -------------
    Net increase               163,437   $     665,323       382,561   $   1,700,364
                            ----------   -------------    ----------   -------------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Gold Shares

FINANCIAL HIGHLIGHTS 4/30/99

                                               Six Months
                                                  Ended      Year Ended    Year Ended  Year Ended   Year Ended  Year Ended
                                                 4/30/99      10/31/98     10/31/97     10/31/96     10/31/95    10/31/94
CLASS A
Net asset value, beginning of period            $   4.58    $     5.77    $    7.81    $   6.80    $    7.94    $   7.44
                                                --------    ----------    ---------    --------    ---------    --------
Increase (decrease) from investment operations:
   Net investment loss                          $  (0.01)   $    (0.01)   $   (0.01)   $  (0.01)   $   (0.01)   $  (0.03)
   Net realized and unrealized gain (loss) on
   investments and foreign currency transactions   (0.04)        (1.18)       (1.94)       1.02        (1.13)       0.53
                                                --------    ----------    ---------    --------    ---------    --------
       Net increase (decrease) from investment
         operations                             $  (0.05)   $    (1.19)   $   (1.95)   $   1.01    $   (1.14)   $   0.50
Distributions to shareholders:
   Net realized gain                                   -             -        (0.09)          -            -           -
                                                --------    ----------    ---------    --------    ---------    --------
Net increase (decrease) in net asset value      $  (0.05)   $    (1.19)   $   (2.04)   $   1.01    $   (1.14)   $   0.50
                                                --------    ----------    ---------    --------    ---------    --------
Net asset value, end of period                  $   4.53    $     4.58    $    5.77    $   7.81    $    6.80    $   7.94
                                                --------    ----------    ---------    --------    ---------    --------
Total return*                                      (1.09)%      (20.62)%     (25.24)%     14.85%      (14.36)%      6.72%
Ratio of net expenses to average net assets         1.74%**+      1.76%+       1.74%+      1.72%+       1.76%+      1.75%+
Ratio of net investment loss to average net
   assets                                          (0.28)%**+    (0.38)%+     (0.08)%+   (0.13)%+      (0.16)%+    (0.40)%+
Portfolio turnover rate                               12%**         26%          22%         15%           6%          3%
Net assets, end of period (in thousands)        $ 20,507    $   21,477    $  28,638    $ 36,028    $  24,412    $ 26,168
Ratios assuming no waiver of management fees
   and assumption of expenses by PIM and no
   reduction for fees paid indirectly:
     Net expenses                                   2.18%**       2.15%        1.93%       1.88%        2.28%       2.14%
     Net investment loss                           (0.72)%**     (0.77)%      (0.27)%     (0.29)%      (0.68)%     (0.79)%
Ratios assuming waiver of management fees and
   assumption of expenses by PIM and reduction
   for fees paid indirectly:
     Net expenses                                   1.72%**       1.71%        1.72%       1.71%        1.75%          -
     Net investment loss                           (0.26)%**     (0.33)%      (0.06)%     (0.12)%      (0.15)%         -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.>


14    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

FINANCIAL HIGHLIGHTS 4/30/99

                                               Six Months
                                                  Ended      Year Ended     Year Ended     Year Ended    Year Ended    4/4/94 to
                                                 4/30/99      10/31/98       10/31/97       10/31/96      10/31/95     10/31/94
CLASS B
Net asset value, beginning of period            $      4.41    $     5.61    $      7.65    $      6.73    $     7.89    $ 7.83
                                                -----------    ----------    -----------    -----------    ----------    ------
Increase (decrease) from investment operations:
   Net investment loss                          $     (0.03)   $    (0.03)   $     (0.04)   $     (0.06)   $    (0.05)   $(0.03)
   Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions                                     (0.04)        (1.17)         (1.91)          0.98         (1.11)     0.09
                                                -----------    ----------    -----------    -----------    ----------    ------
     Net increase (decrease) from investment
       operations                               $     (0.07)   $    (1.20)   $     (1.95)   $      0.92    $    (1.16)   $ 0.06
Distributions to shareholders:
   Net realized gain                                      -             -          (0.09)             -             -         -
                                                -----------    ----------    -----------    -----------    ----------    ------
Net increase (decrease) in net asset value      $     (0.07)   $    (1.20)   $     (2.04)   $      0.92    $    (1.16)   $ 0.06
                                                -----------    ----------    -----------    -----------    ----------    ------
Net asset value, end of period                  $      4.34    $     4.41    $      5.61    $      7.65    $     6.73    $ 7.89
                                                -----------    ----------    -----------    -----------    ----------    ------
Total return*                                         (1.59)%      (21.39)%       (25.77)%        13.67%       (14.70)%    0.77%
Ratio of net expenses to average net assets            2.48% **+     2.51% +        2.51% +        2.59% +       2.57% +   2.67% **
Ratio of net investment loss to average net
  assets                                              (1.03)%**+    (1.14)%+       (0.84)%+       (1.00)%+      (1.01)%+  (1.42)%**
Portfolio turnover rate                                  12%**         26%            22%            15%            6%        3%
Net assets, end of period (in thousands)        $     5,273    $    6,008    $     5,394    $     4,720    $    1,762    $  951
Ratios assuming no waiver of management fees
   and assumption of expenses by PIM
   and no reduction for fees paid indirectly:
     Net expenses                                      2.91% **      2.91%          2.72%          2.73%         3.12%     2.79% **
     Net investment loss                              (1.46)%**     (1.54)%        (1.05)%        (1.14)%       (1.56)%   (1.54)%**
Ratios assuming waiver of management fees and
   assumption of expenses by PIM and
   reduction for fees paid indirectly:
     Net expenses                                      2.47% **      2.48%          2.49%          2.57%         2.53%        -
     Net investment loss                              (1.02)%**     (1.11)%        (0.82)%        (0.98)%       (0.97)%       -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

15    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

FINANCIAL HIGHLIGHTS 4/30/99

                                                      Six Months
                                                         Ended       Year Ended    Year Ended      1/31/96 to
                                                        4/30/99       10/31/98      10/31/97        10/31/96
CLASS C
Net asset value, beginning of period                   $ 4.42          $ 5.62       $  7.65         $  8.70
                                                       ------          ------       -------         -------
Decrease from investment operations:
   Net investment loss                                 $(0.01)         $(0.02)      $ (0.04)        $ (0.02)
   Net realized and unrealized loss on investments
      and foreign currency transactions                 (0.06)          (1.18)        (1.90)          (1.03)
                                                       ------          ------       -------         -------
   Net decrease from investment operations             $(0.07)         $(1.20)      $ (1.94)        $ (1.05)
Distributions to shareholders:
   Net realized gain                                        -               -         (0.09)              -
                                                       ------          ------       -------         -------
Net decrease in net asset value                        $(0.07)         $(1.20)      $ (2.03)        $ (1.05)
                                                       ------          ------       -------         -------
Net asset value, end of period                         $ 4.35          $ 4.42       $  5.62         $  7.65
                                                       ------          ------       -------         -------
Total return*                                           (1.58)%        (21.35)%      (25.64)%        (12.07)%
Ratio of net expenses to average net assets              2.44%**+        2.36%+        2.38%+          2.59%**+
Ratio of net investment loss to average net assets      (0.98)%**+      (0.97)%+      (0.76)%+        (1.12)%**+
Portfolio turnover rate                                    12%**           26%           22%             15%
Net assets, end of period (in thousands)               $3,173          $2,502       $ 1,034         $ 1,690
Ratios assuming no waiver of management fees by
   PIM and no reduction for fees
   paid indirectly:
      Net expenses                                       2.87%**         2.77%         2.58%           2.83%**
      Net investment loss                               (1.41)%**       (1.38)%       (0.96)%         (1.36)%**
Ratios assuming waiver of management fees by
   PIM and reduction for fees paid
   indirectly:
      Net expenses                                       2.42%**         2.33%         2.33%           2.56%**
      Net investment loss                               (0.96)%**       (0.94)%       (0.71)%         (1.09)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly


16    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

NOTES TO FINANCIAL STATEMENTS 4/30/99

1. Organization and Significant Accounting Policies

Pioneer Gold Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of

Pioneer Gold Shares

NOTES TO FINANCIAL STATEMENTS 4/30/99                                (continued)


   Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investment policies present unique risks to the portfolio's value. The price of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other metals will affect the market values of the securities of the companies invested by the Fund.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those

Pioneer Gold Shares

   securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of April 30, 1999, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $79,113 and $80,051, respectively, resulting in a net payable of $938.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Gold Shares

NOTES TO FINANCIAL STATEMENTS 4/30/99                                (continued)


E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $5,735 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1999.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safe-keeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Gold Shares


2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1999, $3,923 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $7,372 in transfer agent fees payable to PSC at April 30, 1999.

4. Plans of Distribution

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of

Pioneer Gold Shares

NOTES TO FINANCIAL STATEMENTS 4/30/99                                (continued)


shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $7,569 in distribution fees payable to PFD at April 30, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1999, CDSCs in the amount of $23,040 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1999, the Fund's expenses were reduced by $2,715 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1999, the Fund had no borrowings under this agreement.

Pioneer Gold Shares


To the Shareowners and the Board of Trustees of Pioneer Gold Shares:



We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Gold Shares (the Fund) as of April 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Gold Shares as of April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
June 4, 1999

Pioneer Gold Shares

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees

John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Officers

John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
John A. Boynton, Treasurer
Joseph P. Barri, Secretary


Investment Adviser

Pioneer Investment Management, Inc.


Custodian

Brown Brothers Harriman & Co.


Independent Public Accountants

Arthur Andersen LLP


Principal Underwriter

Pioneer Funds Distributor, Inc.


Legal Counsel

Hale and Dorr LLP


Shareowner Services and Transfer Agent

Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
                                      Tax-Free
International/Global                  Pioneer Tax-Free Income Fund
Pioneer Emerging Markets Fund
Pioneer Europe Fund                   Money Market Fund
Pioneer Gold Shares                   Pioneer Cash Reserves Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

Traditional IRA

A Traditional IRA allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70-1/2, although there are income limits for contributions at any age.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)

401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Based Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-based plans allocate contributions based on both age and salary. Age-based plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(TM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.




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Pioneer Investment Management, Inc.
60 State Street                              0699-6556
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